                                                                       Exhibit 3

                                                                  ANNEX I
                                                                    TO
                                                               NOTE PURCHASE
                                                                 AGREEMENT
                                                                (ADVANTAGE)

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL, IN FORM, SCOPE AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

                               CONVERTIBLE NOTE
                               ----------------

West Conshohocken, Pennsylvania                                    $7,000,000.00
December 6, 1995

          FOR VALUE RECEIVED, U.S. BIOSCIENCE, INC., a Delaware corporation (hereinafter called the "Borrower"), hereby promises to pay to GFL Advantage Fund Limited or registered assigns (the "Holder") or order, the sum of Seven Million Dollars ($7,000,000.00), on December 6, 1998, and to pay interest on the unpaid principal balance hereof at the rate of four percent (4%) per annum from the date hereof until the same becomes due and payable, whether at maturity or upon acceleration or by prepayment or otherwise. Any amount of principal of or interest on this Note which is not paid when due shall bear interest at the rate of ten percent (10%) per annum from the due date thereof until the same is paid. Interest shall commence accruing on the date hereof and shall be payable on the 1st day of each March, June, September and December, commencing March 1, 1996, and at maturity. All payments of principal shall be made in lawful money of the United States of America, and all payments of interest shall be made in lawful money of the United States of America or, at the option of the Borrower and subject to the provisions of this Note, in whole or in part in fully paid and nonassessable shares of Common Stock, $.005 par value, of the Borrower as such stock exists on the date of issuance of this Note, or any shares of capital stock of Borrower into which such stock shall hereafter be changed or reclassified (the "Common Stock"). All payments shall be made by wire transfer of immediately available funds to such account as the Holder shall specify from time to time to the Borrower by written notice given in accordance with the provisions of this Note.

          The following terms shall apply to this Note:

                                   ARTICLE I

                                  PREPAYMENT

          1.1  PREPAYMENT.  So long as no Event of Default (as defined herein)
               ----------
shall have occurred and be continuing, the Borrower shall have the right, exercisable on not less than 15 days or more than 20 days written notice to the Holder, at any time after the date hereof to prepay this Note in whole or in any part of not less than $500,000 principal amount (or such lesser principal amount as shall remain unpaid at the time of exercise of such right), in accordance with this Section 1.1. Any notice of prepayment shall be delivered to the Holder at its registered address appearing on the records of the Borrower and shall state (1) that the Borrower is exercising its right to prepay all or a portion of the principal amount of this Note, (2) the principal amount to be prepaid and
(3) the date of prepayment. On the date fixed for prepayment, the Borrower shall make payment of the Prepayment Amount (as hereinafter defined), and accrued and unpaid interest on the principal amount to be prepaid, to or upon the order of the Holder as specified by the Holder in writing to the Borrower at least one business day prior to the prepayment date. If the Borrower exercises its right to prepay all or a portion of this Note, the Borrower shall make payment to the Holder of an amount equal to the sum of (1) the principal amount of this Note to be prepaid plus (2) an amount equal to 21.21 percent of the principal amount to be prepaid (such sum being referred to as the "Prepayment Amount"), plus in each case accrued and unpaid interest on the principal amount being prepaid to the prepayment date. Upon the prepayment of less than the entire unpaid principal amount of this Note, a new Note containing the same date and provisions as this Note shall be issued by the Borrower to the Holder for the principal balance of this Note which shall not have been prepaid.

          1.2  ISSUANCE OF COMMON STOCK IN LIEU OF CASH INTEREST.  (a) If the
               -------------------------------------------------
Borrower desires to exercise its option to make a payment of interest on this Note wholly or partly in shares of Common Stock (hereinafter sometimes called the "Stock Payment Option"), the issuance of shares of Common Stock upon such exercise of the Stock Payment Option shall have been authorized by the Board of Directors of the Company.

          (b) The Borrower shall not be permitted to exercise the Stock Payment Option with respect to any payment of interest on this Note if:

               (i) the number of shares of Common Stock authorized, unissued and unreserved for all purposes, or held in the Borrower's treasury, is insufficient to pay the portion of such interest to be paid in Common Stock;

               (ii) the issuance or delivery of shares of Common Stock pursuant to the Stock Payment Option or the public resale of such shares by the Holder would require registration with or approval of any governmental authority under any law or regulation, and such registration or approval has not been effected or obtained; provided, however, that with respect to
                                        --------  -------
     compliance with the securities or blue sky laws of the states of the United States, the requirements of this clause (ii) shall be deemed satisfied if at the applicable time the Company is in compliance with Section 3(d) of the Registration Rights Agreement, dated as of November 30, 1995 (the "Registration Rights Agreement"), by and between the Borrower and GFL Advantage Fund Limited, a British Virgin Islands corporation ("Advantage");

               (iii) the shares of Common Stock to be issued upon exercise of the Stock Payment Option have not been authorized for listing, upon official notice of issuance, on any national or regional securities exchange on which the Common Stock is then listed; or have not been approved for quotation if traded in the over-the-counter market;

               (iv) the Computed Price is less than the par value of the Common Stock;

               (v) an Event of Default has occurred and is continuing or has not been waived; or

               (vi) the Common Stock is neither (i) listed or admitted for trading on a national securities exchange nor (ii) quoted in the Nasdaq National Market.

          (c) If the Stock Payment Option is elected, the Borrower shall issue and dispatch or cause to be dispatched to the Holder one or more certificates for the aggregate number of whole shares of Common Stock determined by dividing the per share Computed Price of the Common Stock into the total amount of lawful money of the United States of America which the Holder would receive if the aggregate amount of interest on this Note which is being paid in shares of Common Stock were being paid in such lawful money. No fractional shares will be issued in payment of interest on this Note. In lieu thereof, the Borrower may issue a number of shares of Common Stock which reflects a rounding up to the next whole number or may pay lawful money of the United States of America. The shares of Common Stock issued or to be issued by the Borrower in payment of interest on this Note are sometimes referred to hereinafter as the "Payment Shares."

          (d) If the Borrower exercises the Stock Payment Option with respect to a payment of interest on this Note, the Borrower shall deliver to the Holder, on or prior to the date on which Payment Shares for such payment of interest on this Note are to be dispatched to the Holder, an Officers' Certificate setting forth

(i) the total amount of the interest payment to which the Holder is entitled,
(ii) the portion of the interest payment being made in Payment Shares, (iii) the number of Payment Shares allocable to such payment, as calculated pursuant to this Section 1.2, (iv) any rounding adjustment to such number or any payment necessary to be made pursuant to Section 1.2(c), (v) a brief statement of the facts requiring such adjustment, (vi) the number of Payment Shares issuable with respect to each $100 of interest on this Note after such adjustment and (vii) a brief statement that none of the conditions set forth in Section 1.2(b) has occurred and is existing. Such Officer's Certificate shall be accompanied by the certificates and instruments, each duly issued in the name of the Holder, representing the Payment Shares. Such Officers' Certificate shall be conclusive evidence of the correctness of the calculation of the number of Payment Shares allocable to the payments to which such Officers' Certificate relates and of any adjustments to such number made pursuant to this Section 1.2. In addition, on or before the pertinent payment date, the Borrower shall cause the transfer agent for the Common Stock to prepare and issue the certificates representing the Payment Shares in the name of the Holder before being so delivered by the Borrower.

          (e) The Payment Shares, when dispatched pursuant to and in compliance with this Section 1.2, shall be, and for all purposes shall be deemed to be, validly issued, fully paid and nonassessable shares of Common Stock; the issuance and delivery thereof is in all respects hereby authorized; and the dispatch thereof, together with lawful money of the United States of America, if any, paid in lieu of fractional shares of such Common Stock, will be, and for all purposes shall be deemed to be, in full discharge and satisfaction of the Borrower's obligation to pay the interest on this Note to which such Payment Shares relate.

          (f) As used in this Section 1.2 of this Note, the following terms shall have the meanings provided herein:

               (1) "Computed Price" means the price equal to the arithmetic average of the per share Bid Price of the Common Stock for the five (5) consecutive trading days ending on the third trading day prior to the applicable payment date.

               (2) "Officer" means the Chairman or Vice Chairman of the Board, the President, any Vice President, the Chief Financial Officer, the Treasurer, the Secretary or the Controller of the Company.

               (3) "Officers' Certificate" means a certificate signed by the Chairman or Vice Chairman of the Board, the President or any Vice President and by any other Officer or an Assistant Treasurer or Assistant Secretary of the Company.

               (4) "Bid Price" means the closing bid price for one share of the Common Stock, as reported, quoted or determined by the first applicable among the following: (a) the principal national stock exchange on which the shares of Common Stock are listed or (b) the Nasdaq National Market.


                                  ARTICLE II

                        CONVERSION AND PURCHASE RIGHTS

          2.1  CONVERSION RIGHT.  The Holder shall have the right from and
               ----------------
after the date of this Note and then at any time on or prior to the day this
Note is paid in full, to convert at any time all or from time to time any part of the outstanding and unpaid principal amount of this Note of at least $50,000, or such lesser amount as shall remain unpaid at the time of the conversion, into fully paid and nonassessable shares of Common Stock at the conversion price determined as provided herein (the "Conversion Price"); provided, however, that
                                                        --------  -------
one-third of the original principal amount of this Note shall first become convertible on the date which is 15 days after the date on which the Registration Statement (the "Registration Statement") filed under the Securities Act of 1933, as amended (the "Act"), contemplated by Section 2(b) of the Registration Rights Agreement is first ordered effective by the Securities and Exchange Commission (the "Effective Date"), another one-third of the original principal amount of this Note shall first become convertible on the date which is 45 days after the Effective Date and another one-third of the original principal amount of this Note shall first become convertible on the date which is 65 days after the Effective Date; and provided further, however, that in no
                                         -------- -------  -------
event shall Advantage be entitled to convert any portion of the principal amount of this Note in excess of that portion of the principal amount of this Note upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by Advantage, by GFL Performance Fund Limited ("Performance"), by Genesee Fund Limited-Portfolio B ("GFL-B") and by any person associated with, or serving as an adviser to, any thereof (each a "GFL Person" and collectively, the "GFL Persons") (other than shares of Common Stock deemed beneficially owned through the ownership of the unconverted portion of the principal amount of this Note or the convertible notes of like tenor purchased by Performance and GFL-B) and (2) the number of shares of Common Stock issuable upon the conversion of the portion of the principal amount of this Note with respect to which the determination in this proviso is being made, would result in beneficial ownership by any GFL Person of more than 4.9% of the outstanding shares of Common Stock. For purposes of the second proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with
Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D-G thereunder, except as otherwise provided in clause (1) of the second proviso to the immediately preceding sentence. Upon the surrender of this Note, accompanied by a Notice of Conversion of Convertible Note in the form attached hereto as EXHIBIT A, properly completed and duly executed by the Holder (a "Conversion Notice"), the Borrower shall issue and, within three business days after such surrender of this Note with the Conversion Notice, deliver to or upon the order of the Holder (1) that number of shares of Common Stock for the portion of the Note converted as shall be determined in accordance herewith, (2) a new Note in the form hereof for the balance of the principal amount hereof, if any, and (3) payment of the accrued and unpaid interest on the portion of the principal amount of this Note so converted (which payment of interest may be made in accordance with Section 1.2 of this Note if the Company satisfies the requirements thereof). The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing that portion of the principal amount of the Note to be converted by the Conversion Price in effect on the date the Conversion Notice is delivered to the Borrower by the Holder.

          2.2  CONVERSION PRICE.  The Conversion Price shall be 82.5% of the
               ----------------
Average Market Price for the Common Stock for the five (5) consecutive trading days ending one trading day prior to the date the Conversion Notice is received by the Borrower, subject to adjustment as provided herein. If the Registration Statement covering the Registrable Securities required to be filed by the Company pursuant to Section 2(a) of the Registration Rights Agreement is not effective within 90 days after the Closing Date, then the Conversion Price will be reduced on each Computation Date by an amount equal to one percent (1%) of the Average Market Price for the Common Stock for the five (5) consecutive trading days ending one trading day prior to such Computation Date.

          As used in this Section 2.2, the following terms shall have the following meanings:

          "Average Market Price" of any security for any period shall be computed as the arithmetic average of the closing bid prices for such security for each trading day in such period on the American Stock Exchange, Inc. (the "AMEX"), or, if the AMEX is not the principal trading market for such security, on the principal trading market for such security, as reported by AMEX.

          "Computation Date" means the date which is 90 days after the Closing Date and, if the Registration Statement required to be filed by the Company pursuant to the Registration Rights Agreement has not theretofore been declared effective by the Securities and Exchange Commission (the "SEC"), each date which is 30 days after a Computation Date and, if the Registration Statement required to be filed by the Company pursuant to Section 2(a) of the Registration Rights Agreement is not declared effective by the SEC within 90 days after the Closing Date, the date on which such Registration Statement is declared effective.

          Notwithstanding any other provision of this Section 2.2, if as a result of limitations on budgetary authority of the federal government, the operations of the SEC are suspended or although not suspended, are continued on a materially limited basis for an entire day, after the date of this Note (an "SEC Shutdown"), then, so long as the Company shall have filed the Registration Statement required by Section 2(a) of the Registration Rights Agreement as and when required by that Section, shall have used its best efforts to cause such Registration Statement to become effective as soon as possible after such filing and shall have otherwise complied in all material respects with the Registration Rights Agreement, then for each regular SEC business day in excess of an aggregate of 20 regular SEC business days occurring prior to such effectiveness of the Registration Statement during which an SEC Shutdown has occurred, the period of 90 days provided in this Section 2.2 shall be extended by one day.

          2.3  AUTHORIZED SHARES.  The Borrower covenants that during the
               -----------------
period the conversion right exists, the Borrower will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the full conversion of this Note. The Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. The Borrower agrees that its issuance of this Note shall constitute full authority to its officers and agents who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the conversion of this Note.

          2.4  METHOD OF CONVERSION.  Except as otherwise provided in this Note
               --------------------
or agreed by the Holder, this Note may be converted by the Holder in whole at any time or in part from time to time by (1) submitting to the Borrower a Conversion Notice and (ii) surrendering this Note at the principal office of the Borrower. Upon partial exercise of the conversion rights provided hereby, a new Note containing the same date and provisions as this Note shall be issued by the Borrower to the Holder for the principal balance of this Note which shall not have been converted. This Note has been issued pursuant to a Note Purchase Agreement, dated as of November 30, 1995, between the Borrower and the original Holder of this Note (the "Note Purchase Agreement"). By its acceptance of this Note, each Holder agrees to be bound by the terms of the Note Purchase Agreement. This Note has been issued by the Borrower pursuant to the exemption from registration under the Act provided by Regulation D thereunder.

          2.5  CONCERNING THE SHARES.  The Shares of Common Stock issuable upon
               ---------------------
conversion of this Note may not be sold or transferred unless either (i) they first shall have been registered under the Act and applicable state securities laws or (ii) the Borrower shall have been furnished with an opinion of legal counsel, in form, scope and substance reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Act and all applicable state securities laws. Each certificate for shares of Common Stock issuable upon conversion of this Note that have not been so registered and that have not been sold pursuant to an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL, IN FORM SCOPE AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

Upon the request of a holder of a certificate representing any shares of Common Stock issuable upon conversion of this Note, the Borrower shall remove the foregoing legend from the certificate or issue to such holder a new certificate therefor free of any transfer legend, if, with such request, the Borrower shall have received either (i) an opinion of counsel, in form, scope and substance reasonably satisfactory to the Company, to the effect that any such legend may be removed from such certificate, or (ii) if the present paragraph (k) of Rule 144 or a substantially similar successor rule remains in force and effect, satisfactory representations from the holder that such holder is not then, and has not been during the preceding three (3) months, an affiliate of the Borrower, and that a period of at least three (3) years has elapsed since the later of the date the securities were acquired (as determined under Rule 144) from the Borrower or an affiliate of the Borrower.

          2.6  CERTAIN PAYMENTS IN LIEU OF CONVERSION.  In no event shall the
               --------------------------------------
Borrower issue more than 8,142,578 shares of Common Stock, less the aggregate number of shares of Common Stock issued by the Company issued pursuant to the Subscription Agreement, dated as of November 30, 1995, by and between the Borrower and Advantage and the Subscription Agreement, dated as of November 30, 1995, by and between the Borrower and Performance, such difference to be subject to adjustment from time to time for stock splits, stock dividends, combinations, capital reorganizations and similar events relating to the Common Stock occurring after the date hereof (as so adjusted, the "Maximum Share Amount") upon conversion of this Note, the Convertible Note, dated the date hereof, in the original principal amount of $3,500,000.00 issued by the Company to Performance (the "Performance Note") and the Convertible Note, dated the date hereof, in the original principal amount of $6,000,000.00 issued by the Company to GFL-B (the "GFL-B Note"). Once the Maximum Share Amount has been issued, the remaining outstanding principal amount of this Note shall be immediately due and payable and the Borrower shall pay to the Holder in immediately available funds an amount equal to the sum of (1) the outstanding principal amount of this Note plus (2) an amount equal to 14 percent of the outstanding principal amount of this Note, together with accrued and unpaid interest on such principal amount to the payment date. As among this Note, the Performance Note and the GFL-B Note, the Borrower shall give effect to Conversion Notices and notices of conversion under the Performance Note and the GFL-B Note in the order in which given by the Holder and the holders of such notes.

          2.7  CONVERSION AT OPTION OF BORROWER.  So long as no Event of
               --------------------------------
Default shall have occurred and be continuing and so long as the Registration Statement shall be effective, the Borrower shall have the right, exercisable at any time or from time to time after the date which is 65 days after the Effective Date by at least ten business days but not more than 15 business days prior notice (a "Borrower Conversion Notice") to the Holder, to require the Holder to convert, in accordance with the provisions, and subject to the limitations, of this Article II, all or any part of the outstanding principal amount of this Note into shares of Common Stock to the extent the same is at such time convertible into shares of Common Stock. The Borrower Conversion Notice shall state (1) the principal amount of this Note which the Borrower seeks to require to be converted into shares of Common Stock and (2) the conversion date (which shall not be less than ten business days or more than 15 business days after the date the Borrower Conversion Notice is given). If the Borrower shall give a Borrower Conversion Notice, then, unless theretofore converted by the Holder in accordance herewith or repaid by the Borrower or the same shall have become due and payable (whether at maturity, upon acceleration or otherwise), and, so long as the Registration Statement shall remain effective on such conversion date and the Borrower shall be in compliance in all material respects with its obligations under the Registration Rights Agreement on such conversion date, on the conversion date properly set forth therein, the lesser of (A) the principal amount of this Note which the Borrower seeks to require to be converted, as set forth in such Borrower Conversion Notice or (B) the maximum principal amount of this Note which on such conversion date is convertible in accordance with Section 2.1 of this Note, shall be converted into such number of shares of Common Stock as shall be determined pursuant to Section 2.1 and 2.2 of this Note as if the conversion of such principal amount of this Note were made by the Holder in accordance therewith. Upon the surrender of this Note by the Holder after a Borrower Conversion Notice is given, the Borrower shall issue and, within three trading days after such surrender of this Note, deliver to or upon the order of the Holder (1) that number of shares of Common Stock for the portion of the Note converted as shall be determined in accordance herewith, (2) a new Note in the form hereof for the balance of the principal amount hereof, if any, and (3) payment of the accrued and unpaid interest on the portion of the principal amount of this Note so converted (which payment of interest may be made in accordance with Section

1.2 of this Note if the Company satisfies the requirements thereof).


                                  ARTICLE III

                               EVENTS OF DEFAULT

          If any of the following events of default (each, an "Event of Default") shall occur:

          3.1  FAILURE TO PAY PRINCIPAL OR INTEREST.  The Borrower fails (a) to
               ------------------------------------
pay the principal hereof when due, whether at maturity, upon redemption, upon acceleration or otherwise or (b) to pay any installment of interest hereon when due and, in the case of this clause (b) only, such failure continues for a period of two (2) days after the due date thereof;

          3.2  CONVERSION AND THE SHARES.  The Borrower fails to issue shares
               -------------------------
of Common Stock to the Holder upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note, fails to transfer any certificate for shares of Common Stock issued to the Holder upon conversion of this Note and when required by this Note or the Registration Rights Agreement, or fails to remove any restrictive legend on any certificate or any shares of Common Stock issued to the Holder upon conversion of this Note as and when required by this Note, the Agreement or the Registration Rights Agreement;

          3.3  BREACH OF COVENANT.  The Borrower breaches any material covenant
               ------------------
or other material term or condition of this Note (other than as specifically provided in Sections 3.1 and 3.2 hereof), the Note Purchase Agreement or the Registration Rights Agreement and such breach continues for a period of ten business (10) days after written notice thereof to the Borrower from the Holder;

          3.4  BREACH OF REPRESENTATIONS AND WARRANTIES.  Any representation or
               ----------------------------------------
warranty of the Borrower made herein or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith (including, without limitation, the Note Purchase Agreement and the Registration Rights Agreement), shall be false or misleading in any material respect when made and, in the case of any such false or misleading representation or warranty as to which the facts or events underlying such falsehood or misleading nature are reasonably capable of cure without material adverse effect on the Holder, the same shall not have not have been cured within ten business days;

          3.5  BANKRUPTCY, RECEIVERSHIP, ETC.  The Borrower, pursuant to or
               -----------------------------
within the meaning of Title 11, U.S. Code or any similar federal or state law for the relief of debtors (each, a "Bankruptcy Law") (a) admits in writing its inability to pay its debts generally as they become due, (b) commences a voluntary case or proceeding, (c) consents to the entry of a judgment, decree or order for relief against it in an involuntary case or proceeding, (d) consents to the appointment of a custodian, receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law (each, a "Custodian") of it or for all or substantially all of its property, (e) consents to the institution of bankruptcy or insolvency proceedings against it, (f) applies for, consents to or acquiesces in the appointment of or taking possession by a Custodian of the Company or for any substantial part of its property, (g) makes a general assignment for the benefit of its creditors or (h) takes any corporate action in furtherance of any of the foregoing;

          3.6  JUDGMENTS.  Any money judgment, writ or similar process shall be
               ---------
entered or filed against the Borrower or any subsidiary of the Borrower or any of its property or other assets for more than $1,000,000, and shall remain unvacated, unbonded or unstayed for a period of twenty (20) days unless otherwise consented to by the Holder, which consent will not be unreasonably withheld;

          3.7  CERTAIN ADJUDICATIONS AND APPOINTMENTS.  A court of competent
               --------------------------------------
jurisdiction enters a judgment, decree or order for relief in respect of the Company in an involuntary case or proceeding under any Bankruptcy Law which shall (a) approve as properly filed a petition seeking reorganization, arrangement, adjustment or composition in respect of the Company, (b) appoint a Custodian of the Company or for any substantial part of its property or (c) order the winding-up or liquidation of its affairs; and such judgment, decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or any bankruptcy or insolvency petition or application is filed, or any bankruptcy or insolvency proceeding is commenced, against the Company and such petition, application or proceeding is not dismissed within 60 days; or

          3.8  CROSS-DEFAULT.  An "Event of Default," as defined in the
               -------------
Performance Note or the GFL-B Note, shall have occurred and be continuing;

then upon the occurrence and during the continuation of any Event of Default specified in Section 3.1, 3.2, 3.3, 3.4, 3.6 or 3.8, at the option of the Holder hereof, the Borrower shall, and upon the occurrence of any event of default specified in Section 3.5 or 3.7, the Borrower shall, pay to the Holder an amount equal to the sum of (1) the unpaid principal amount of this Note plus (2) an amount equal to 21.21 percent of the unpaid principal amount of this Note, plus accrued and unpaid interest on the unpaid principal amount of this Note to the date of payment and all other amounts payable hereunder shall immediately become due and payable, all without demand, presentment or notice, all of which hereby are expressly waived, together with all costs, including, without limitation, legal fees and expenses, of collection, and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity. If prior to or after the occurrence of any event which would be an Event of Default the Holder shall have waived the same in writing, such event shall not be deemed an Event of Default for any purpose.


                                  ARTICLE IV

                                 MISCELLANEOUS

          4.1  FAILURE OR INDULGENCY NOT WAIVER.  No failure or delay on the
               --------------------------------
part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

          4.2  NOTICES.  Any notice herein required or permitted to be given
               -------
shall be in writing and may be personally served or delivered by courier or sent by United States mail and shall be deemed to have been given upon receipt if personally served or sent by courier or three (3) days after being deposited in the United States mail, certified, with postage pre-paid and properly addressed, if sent by mail. For the purposes hereof, the address of the Holder shall be as shown on the records of the Borrower; and the address of the Borrower shall be One Tower Bridge, 100 Front Street, West Conshohocken, Pennsylvania 19428,
Attention: President. Both the Holder and the Borrower may change the address for service by service of written notice to the other as herein provided.

          4.3  AMENDMENT PROVISION.  The term "Note" and all reference thereto,
               -------------------
as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

          4.4  ASSIGNABILITY.  This Note shall be binding upon the Borrower and
               -------------
its successors and assigns, and shall inure to be the benefit of the Holder and its successors and assigns.

          4.5  COST OF COLLECTION.  If default is made in the payment of this
               ------------------
Note, the Borrower shall pay the Holder hereof costs of collection, including attorneys' fees.

          4.6  GOVERNING LAW.  This Note shall be governed by the internal laws
               -------------
of the State of New York, without regard to the principles of conflict of laws.

          IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized officer on the day and in the year first above written.


                                              U.S. BIOSCIENCE, INC.



                                              By_______________________________
                                                Name:
                                                Title:

                                                                       Exhibit A
                                                                       ---------

                             NOTICE OF CONVERSION
                              OF CONVERTIBLE NOTE

TO:  U.S. BIOSCIENCE, INC.

     (1) Pursuant to the terms of the attached Convertible Note (the "Note"), the undersigned hereby elects to convert $________ principal amount of the Note into shares of Common Stock of U.S. BIOSCIENCE, INC., a Delaware corporation (the "Borrower"). Capitalized terms used herein and not otherwise defined herein have the respective meanings provided in the Note.

     (2) Please issue a certificate or certificates for the number of shares of Common Stock into which such principal amount of the Note is convertible in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:


                _____________________     _____________________
                Name                      Name


                _____________________     _____________________
                Address                   Address


                _____________________     _____________________
                SS or Tax ID Number       SS or Tax ID Number

     (3) In the event of partial exercise, please reissue an appropriate Note for the principal balance which shall not have been converted. Capitalized terms used in this Notice of Conversion and not otherwise defined herein shall have the respective meanings provided in the Note.

     (4) If the shares of Common Stock issuable upon conversion of the Note have not been registered under the Securities Act of 1933, as amended (the "Act"), the undersigned represents and warrants that (i) such shares of Common Stock are being acquired for the account of the undersigned for investment, and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares and (ii) the undersigned is an "accredited investor" as defined in Regulation D under the Act. The undersigned further agrees that (A) such shares shall not be sold or transferred unless either (i) they first shall have been registered under the Act and applicable state securities laws or (ii) the Borrower first shall have been furnished with an opinion of legal counsel, in form, scope and substance reasonably satisfactory to the Borrower, to the effect that such sale or transfer is exempt from the registration requirements of the Act and (B) the Borrower may place a legend on the certificate(s) for the shares to that effect and place a stop-transfer restriction in its records relating to the shares.



Date _________________________               ______________________________
                                             Signature of Registered Holder
                                             (must be signed exactly as name
                                             appears in the Note. The signature
                                             must be guaranteed by a member firm
                                             of the NYSE or the NASD or by a
                                             commercial bank or trust company
                                             having an office in the U.S.)


                                      A-2